Exhibit 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 9, 1998 relating to the financial statements, which appears in Marketing Services Group, Inc.'s Annual Report on Form 10-KSB for the year ended June 30, 1998.

                                          /s/ PricewaterhouseCoopers LLP
                                          ------------------------------
                                          PricewaterhouseCoopers LLP


New York, New York
June 28, 1999